Exhibit 99.1

VOTING AGREEMENT

by and among

NET ELEMENT, INC.,

MULLEN TECHNOLOGIES, INC.

and

THE STOCKHOLDER OR STOCKHOLDERS REFERRED TO HEREIN

Dated as of

August 4, 2020

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of August 4, 2020, is entered into by and among the persons listed on Schedule I hereto (each a “Stockholder” and collectively, the “Stockholders”), Net Element, Inc., a Delaware corporation, (“Parent”), and Mullen Technologies, Inc. a California corporation (“Mullen”).

WHEREAS, Parent, Mullen Acquisition, Inc., a California corporation (“Merger Sub”), and Mullen, are entering into an Agreement and Plan of Merger, dated as of even date herewith (the “Merger Agreement”), providing, among other things, for the merger of Merger Sub with and into Mullen (the “Merger”); and

WHEREAS, as a condition of, and inducement to, Mullen’s willingness to enter into the Merger Agreement, Mullen has required that the Stockholders listed on Exhibit D to the Merger Agreement enter into a voting agreement in the form of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.     Certain Definitions. For the purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in this Section 1.

“Additional Owned Shares” means all shares of Parent Common Stock and any other equity securities of Parent which are beneficially owned by a Stockholder or any of its Affiliates and are acquired after the date hereof and prior to the termination of this Agreement.

“Affiliate” has the meaning set forth in the Merger Agreement; provided, however, that Parent shall be deemed not to be an Affiliate of any Stockholder.

“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Business Day” has the meaning set forth in the Merger Agreement.

“Competing Transaction” has the meaning set forth in the Merger Agreement.

“Covered Shares” means the Owned Shares and Additional Owned Shares.

“DGCL” means the Delaware General Corporation Law.

“Exchange Act” has the meaning set forth in the Merger Agreement.

“Disclosed Owned Shares” has the meaning assigned thereto in Section 5(a) hereof.

“Governmental Entity” has the meaning set forth in the Merger Agreement.

“Owned Shares” means all shares of Parent Common Stock beneficially owned by a Stockholder or any of its Affiliates as of the date hereof, each as set forth opposite such Stockholder’s name on Schedule I hereto.

“Parent Common Stock” has the meaning set forth in the Merger Agreement.

“Parent Stockholders Meeting” has the meaning assigned thereto in Section 2(a) hereof.

“person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization or other entity or group (as defined in Section 13(d) of the Exchange Act).

“Representatives” has the meaning assigned thereto in Section 3(b) hereof.

“subsidiary” has the meaning set forth in the Merger Agreement.

“Superior Proposal” has the meaning set forth in the Merger Agreement.

“Term” has the meaning assigned thereto in Section 6 hereof.

“Transfer” means, with respect to a security, the transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such security or the beneficial ownership thereof, the offer to make such a transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” shall have a correlative meaning.

2.     Stockholder Vote.

(a)    Voting Agreement. During the Term (as defined below), at any meeting of the stockholders of Parent related to voting on the Merger and the other transactions contemplated in the Merger Agreement (but, for the avoidance of any doubt, not an annual or special meeting the stockholders of Parent unrelated to voting on the Merger and the other transactions contemplated in the Merger Agreement vote), however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of Parent is sought (each, a “Parent Stockholders Meeting”), each Stockholder shall, and shall cause any other holder of record to, (i) appear at each such meeting or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted), or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering, all Covered Shares:

(i)    in favor of adopting the Merger Agreement (for the purposes of this Section 2(a), as it may be modified or amended from time to time), including the agreement of merger therein, the execution and delivery by Parent of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement,

(ii)    in favor of any proposal to adjourn or postpone the special meeting relating to the Merger to a later date if there are not sufficient votes to adopt the Merger Agreement or if there are not sufficient shares of Parent Common Stock present in person or by proxy at such meeting to constitute a quorum,

(iii)   against any Superior Proposal or Competing Transaction,

(iv)   against any merger agreement or merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Parent (other than the Merger Agreement, the Merger and the other transactions contemplated in the Merger Agreement, including, without limitation, the Divestiture (as defined in the Merger Agreement)),

(v)    against any proposal, action or agreement that would (1) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the Merger, (2) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Parent or Merger Sub under the Merger Agreement, or (3) result in any of the conditions set forth in Article 7 of the Merger Agreement not being fulfilled.

3.     No Disposition or Solicitation.

(a)    No Disposition or Adverse Act. Other than any transfer or sale of Parent Common Shares in any cashless exercise of any options related to Parent Common Stock, each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, such Stockholder shall not (i) offer to Transfer, Transfer or consent to any Transfer of any or all of the Covered Shares or any interest therein without the prior written consent of Mullen, (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all Covered Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to any or all of the Covered Shares in connection with any meeting of the stockholders of Parent related to voting on the Merger and the other transactions contemplated in the Merger Agreement (but, for the avoidance of any doubt, not an annual or special meeting the stockholders of Parent unrelated to voting on the Merger and the other transactions contemplated in the Merger Agreement vote), (iv) deposit any or all of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any or all of the Covered Shares or (v) take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement. Any attempted Transfer of Covered Shares or any interest therein in violation of this Section 3(a) shall be null and void.

(b)    Non-Solicitation. Each Stockholder hereby agrees that such Stockholder shall not, and shall cause its Affiliates, representatives and agents (including its investment bankers, attorneys and accountants) (collectively, its “Representatives”) not to, directly or indirectly, encourage, solicit, initiate or participate in any way in any discussions or negotiations with, or provide any information to, or afford any access to the properties, books or records of Parent or any of its subsidiaries to, enter into any agreement with, or otherwise take any other action to assist or facilitate, any person (other than Mullen or any of their respective Representatives) relating to any Superior Proposal or Competing Transaction. Each Stockholder shall immediately cease any existing activities, discussions or negotiations conducted heretofore with respect to any Superior Proposal or Competing Transaction. Each Stockholder shall immediately communicate to Mullen the terms of any Superior Proposal or Competing Transaction (or any discussion, negotiation or inquiry with respect thereto) and the identity of the person making such Superior Proposal or Competing Transaction or inquiry which it may receive. Each Stockholder shall keep Mullen fully informed, on a current basis, of the status and terms of any such Superior Proposal or Competing Transaction or inquiry. Any violation of the foregoing restrictions by any Stockholder or any of its Representatives shall be deemed to be a material breach of this Agreement by such Stockholder.

4.     Additional Agreements.

(a)    Certain Events. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Parent affecting the Covered Shares or the acquisition of Additional Owned Shares or other securities or rights of Parent by any Stockholder or any of its Affiliates, (i) the type and number of Covered Shares shall be adjusted appropriately and (ii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Shares or other securities or rights of Parent issued to or acquired by such Stockholder or any of its Affiliates.

(b)    Stop Transfer; Legends. In furtherance of this Agreement, each Stockholder hereby authorizes and instructs Parent (including through Parent’s transfer agent) to enter a stop transfer order with respect to all of the Covered Shares and, if requested in writing by Mullen to Parent to legend the certificates evidencing the Covered Shares. Parent agrees that as promptly as practicable after the date of this Agreement it shall (i) make a notation on its records and give instructions to the transfer agent for the Covered Shares not to permit, during the term of this Agreement, the Transfer of the Covered Shares and (ii), if requested by Mullen, to place (or cause the transfer agent for the Covered Shares to place) the legend described below on any certificates evidencing the Covered Shares:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON VOTING, TRANSFER AND CERTAIN OTHER LIMITATIONS SET FORTH IN (1) THAT CERTAIN VOTING AGREEMENT, DATED AS OF AUGUST 4, 2020, AMONG THE HOLDER OF THIS CERTIFICATE, NET ELEMENT, INC. and MULLEN TECHNOLOGIES, INC., COPY OF WHICH VOTING AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF NET ELEMENT, INC.

Parent agrees that, following the termination of this Agreement, Parent shall cause any stop transfer instructions imposed pursuant to this Section 4(b) to be lifted and any legended certificates delivered pursuant to this Section 4(b) to be replaced with certificates not bearing such legend.

(c)    Communications. Each Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent or Mullen of such Stockholder’s identity and holding of Covered Shares, and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Parent and/or Mullen reasonably determines to be necessary or desirable in any press release or any other disclosure document in connection with the Merger or any other transactions contemplated by the Merger Agreement and (ii) agrees as promptly as practicable to notify Parent and Mullen of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document.

(d)    Additional Owned Shares. Each Stockholder hereby agrees to notify Mullen promptly in writing of the number and description of any Additional Owned Shares.

5.     Representations and Warranties of Stockholder. Each Stockholder hereby represents and warrants as follows:

(a)    Title. Such Stockholder is the sole record and/or beneficial owner of the shares of Parent Common Stock set forth opposite such Stockholder’s name on Schedule I (the “Disclosed Owned Shares”). The Disclosed Owned Shares constitute all of the capital stock and any other equity securities of Parent owned of record or beneficially by such Stockholder and its Affiliates on the date hereof (other than to the extent such Affiliate has entered into a separate voting agreement in substantially the form of this Agreement) and neither such Stockholder nor any of its Affiliates is the beneficial owner of, or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any shares of Parent Common Stock or any other equity securities of Parent or any securities convertible into or exchangeable or exercisable for shares of Parent Common Stock or such other equity securities, in each case other than the Disclosed Owned Shares (including those of any Affiliates who have entered into a separate voting agreement in substantially the form of this Agreement). Such Stockholder has sole voting power, sole power of disposition and sole power to issue instructions with respect to the matters set forth in Sections 3 and 4 hereof and all other matters set forth in this Agreement, in each case with respect to all of the Owned Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. Except as permitted by this Agreement, the Owned Shares and the certificates representing such shares, if any, are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of any and all liens, pledges, claims, options, proxies, voting trusts or agreements, security interests, understandings or arrangements or any other encumbrances whatsoever on title, transfer or exercise of any rights of a Stockholder in respect of the Owned Shares (other than as created by this Agreement).

(b)    Organization and Qualification. If such Stockholder is not a natural person, such Stockholder is a legal organization duly organized and validly existing in good standing under the laws of the jurisdiction of its organization indicated on Schedule I hereto.

(c)    Authority. Such Stockholder has all necessary power and authority and legal capacity to execute, deliver and perform all of such Stockholder’s obligations under this Agreement, and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of such Stockholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(d)    Due Execution and Delivery. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms. If such Stockholder is married, and any of the Covered Shares constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, binding and enforceable, this Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, such Stockholder’s spouse, enforceable against such Stockholder’s spouse in accordance with its terms.

(e)    No Filings; No Conflict or Default. No filing with, and no permit, authorization, consent or approval of, any Governmental Entity or any other person is necessary for the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby and the compliance by such Stockholder with the provisions hereof. None of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind, including any voting agreement, proxy arrangement related to any meeting of the stockholders of Parent related to voting on the Merger and the other transactions contemplated in the Merger Agreement (but, for the avoidance of any doubt, not an annual or special meeting the stockholders of Parent unrelated to voting on the Merger and the other transactions contemplated in the Merger Agreement vote), pledge agreement, stockholders agreement or voting trust, to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s properties or assets may be bound, (ii) violate any judgment, order, writ, injunction, decree or award of any court, administrative agency or other Governmental Entity that is applicable to such Stockholder or any of such Stockholder’s properties or assets, (iii) constitute a violation by such Stockholder of any law or regulation of any jurisdiction, (iv) render any state takeover statute or similar statute or regulation, applicable to the Merger or any other transaction involving Parent, or (v) if such Stockholder is not a natural person, contravene or conflict with such Stockholder’s certificate of incorporation, bylaws, trust agreement or other organizational documents, in each case, except for any conflict, breach, default or violation described above which would not adversely affect the ability of such Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

(f)     No Litigation. There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of such Stockholder, threatened against such Stockholder at law or in equity before or by any Governmental Entity that could reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

(g)    Receipt; Reliance. Such Stockholder has received and reviewed a copy of the Merger Agreement. Such Stockholder understands and acknowledges that Mullen is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

6.    Termination. The term (the “Term”) of this Agreement and the Proxies granted pursuant hereto, with respect to any Stockholder, shall commence on the date hereof and shall terminate upon the earliest of (i) the mutual agreement of Mullen and such Stockholder, (ii) the Effective Time and (iii) the termination of the Merger Agreement in accordance with its terms; provided that (A) nothing herein shall relieve any party hereto from liability for any breach of this Agreement and (B) this Section 6 and Section 8 shall survive any termination of this Agreement.

7.      No Limitation. Nothing in this Agreement shall be construed to prohibit any Stockholder who is an officer or member of the Board of Directors of Parent from taking any action solely in his or her capacity as an officer or member of the Board of Directors of Parent or from taking any action with respect to any Competing Transaction or Superior Proposal as an officer or member of such Board of Directors.

8.     Miscellaneous.

(a)    Entire Agreement. This Agreement (together with Schedule I and Exhibit A) and the Proxies constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

(b)    Reasonable Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated hereby. At the other party’s reasonable request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby. Without limiting the foregoing, each Stockholder shall execute and deliver to Parent and any of its designees any additional proxies, including with respect to Additional Owned Shares, reasonably requested by Parent in furtherance of this Agreement.

(c)    No Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of Stockholders (in the case of any assignment by Mullen) or Mullen (in the case of an assignment by a Stockholder or Parent); provided that Parent may assign its rights and obligations hereunder to Merger Sub or any other Subsidiary of Parent, but no such assignment shall relieve Parent of its obligations hereunder.

(d)    Binding Successors. Without limiting any other rights Parent may have hereunder in respect of any Transfer of the Covered Shares, each Stockholder agrees that this Agreement and the obligations hereunder and thereunder shall attach to the Covered Shares beneficially owned by such Stockholder and its Affiliates and shall be binding upon any person to which legal or beneficial ownership of such Covered Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Stockholder’s heirs, guardians, administrators, representatives or successors.

(e)     Amendments. This Agreement may not be amended, changed, supplemented or otherwise modified except by an instrument in writing signed on behalf of Parent, Mullen and each Stockholder.

(f)      Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received) (i) upon receipt, if delivered personally or by first class mail, postage pre-paid, (ii) on the date of transmission, if sent by facsimile transmission (with confirmation of receipt), or (iii) on the Business Day after dispatch, if sent by nationally recognized, documented overnight delivery service, as follows:

If to Stockholder:

At the address and facsimile number set forth on Schedule I hereto.

If to Mullen:

Mullen Technologies, Inc.
1405 Pioneer Street

Brea, California 92821

Attention: David Michery, CEO
Email: david@mullenusa.com

If to the Parent:

Net Element, Inc.

3363 NE 163rd St., Suite 705

North Miami Beach, Florida 33160
Attention: Oleg Firer, CEO and Steven Wolberg, Chief Legal Officer
Email: ofirer@netelement.com and swolberg@netelement.com

 or to such other address or facsimile number as the person to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

(g)     Severability. This Agreement shall be deemed severable; the invalidity, illegality or unenforceability of any term or provision of this Agreement shall not affect the validity, legality or enforceability of the balance of this Agreement or of any other term hereof, which shall remain in full force and effect. If any of the provisions hereof are determined to be invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

(h)     Remedies. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any such right, power or remedy by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(i)     No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with such party’s obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

(j)     No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

(k)     Governing Law; Jurisdiction; Waiver of Jury Trial.

(i)     All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

(ii)     All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court. The parties hereto hereby (a) submit to the exclusive jurisdiction of the Delaware Chancery Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement may not be enforced in or by any of the above-named courts. Each of the parties agrees to waive any bond, surety or other security that might be required of any other party with respect to any such action, suit or proceeding, including any appeal thereof.

(iii)     Each of the parties agrees that service of any process, summons, notice or document in accordance with Section 8(f) shall be effective service of process for any action, suit or proceeding brought against it by the other party, provided that nothing contained herein shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(iv)     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY DISPUTE WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, ARISING OUT OF, OR RELATING TO, THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY LAW. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(k).

(l)     Specific Performance. The parties hereto agree that Mullen would be irreparably damaged in the event that any of the provisions of this Agreement were not performed by any Stockholders in accordance with their specific terms or were otherwise breached by any Stockholder, and that Mullen would not have an adequate remedy at law for money damages in such event. It is accordingly agreed that Mullen shall be entitled, without posting any bond or other undertaking, to specific performance and injunctive and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Mullen is entitled at law or in equity.

(m)   Interpretation. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement shall be interpreted for or against any party hereto because that party or its legal representatives drafted the provision. The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not any particular section in which such words appear.

(n)    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

(o)    Expenses. Except as otherwise provided herein, each party hereto shall pay such party’s own expenses incurred in connection with this Agreement.

(p)    No Ownership Interest. Nothing contained in this Agreement shall be deemed, upon execution, to vest in Mullen any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Stockholder, and Mullen shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Parent or exercise any power or authority to direct any Stockholder in the voting of any of the Covered Shares, except as otherwise provided herein.

[Signature page follows.]

IN WITNESS WHEREOF, Mullen, each Stockholder named below and Parent have caused this Agreement to be duly executed as of the day and year first above written.

MULLEN: MULLEN TECHNOLOGIES, INC. By: /s/ David Michery Name: David Michery Title: CEO PARENT: NET ELEMENT, inc. By: /s/ Oleg Firer Name: Oleg Firer Title: Chief Executive Officer

(signatures continued on next page)

(Signature page to Voting Agreement)

STOCKHOLDER(S):

For individuals /s/ Oleg Firer____________ Name: Oleg Firer /s/ Kenges Rakishev______ Name: Kenges Rakishev /s/ Jon Najarian__________ Name: Jon Najarian /s/ Steven Wolberg_______ Name: Steven Wolberg

For entities and trusts

By: _______________________

Name: _______________________

Title: _______________________

By: _______________________

Name: _______________________

Title: _______________________

By: _______________________

Name: _______________________

Title: _______________________

(Signature page to Voting Agreement)

SCHEDULE I

Name and Contact Information for Stockholder	Jurisdiction of Organization	Number of Shares of Parent Common Stock Beneficially Owned
Oleg Firer 3363 NE 163rd Street, Suite 705 North Miami Beach, FL 33160 Attention: Net Element, Inc. Email: ofirer@netelement.com		432,888

Kenges Rakishev 3363 NE 163rd Street, Suite 705 North Miami Beach, FL 33160 Attention: Net Element, Inc.		243,528

Jon Najarian 3363 NE 163rd Street, Suite 705 North Miami Beach, FL 33160 Attention: Net Element, Inc.		10,806

Steven Wolberg 3363 NE 163rd Street, Suite 705 North Miami Beach, FL 33160 Attention: Net Element, Inc. Email: swolberg@netelement.com		37,287